                                                                    EXHIBIT 23.1


               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statements on Form S-3 (No. 333-85241) and S-8 (Nos. 333-95811 and 333-45826) and
related Prospectuses of Aames Financial Corporation of our report dated August 24, 2000 with respect to the consolidated financial statements of Aames Financial Corporation included in this Annual Report (Form 10-K) for the year ended June 30, 2000.


                                             /s/ Ernst & Young LLP



Los Angeles, California
September 28, 2000